NL INDUSTRIES, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                December 31, 2004

                      (In thousands, except per share data)

                                   (Unaudited)


               ASSETS
                                                                Originally                         As
                                                                 reported      Adjustment       restated
                                                                 --------      ----------       ---------

 Current assets:
   Cash and cash equivalents                                     $  99,185       $  -           $  99,185
   Restricted cash and cash equivalents                              7,810            -             7,810
   Restricted marketable debt securities                             9,446            -             9,446
   Accounts and other receivables                                   24,302            -            24,302
   Refundable income taxes                                              32            -                32
   Receivable from affiliates                                        1,634            -             1,634
   Inventories                                                      28,781            -            28,781
   Prepaid expenses                                                  1,332            -             1,332
   Deferred income taxes                                             9,368        4,236            13,604
                                                                ----------       ------        ----------

       Total current assets                                        181,890        4,236           186,126
                                                                ----------       ------        ----------

 Other assets:
     Marketable equity securities                                   75,793            -            75,793
     Restricted marketable debt securities                           3,848            -             3,848
     Investment in Kronos Worldwide, Inc.                          175,578            -           175,578
     Receivable from affiliate                                      10,000            -            10,000
     Deferred income taxes                                             545            -               545
     Goodwill                                                       20,772            -            20,772
     Other assets                                                    3,715          -               3,715
                                                                ----------       ------        ----------

       Total other assets                                          290,251          -             290,251
                                                                ----------       ------        ----------

 Property and equipment:
   Land                                                              5,356          -               5,356
   Buildings                                                        26,877          -              26,877
   Equipment                                                       127,044          -             127,044
   Construction in progress                                          2,431          -               2,431
                                                                ----------       ------        ----------
                                                                   161,708                        161,708
   Less accumulated depreciation                                    86,490          -              86,490
                                                                ----------       ------        ----------

       Net property and equipment                                   75,218          -              75,218
                                                                ----------       ------        ----------

                                                                $  547,359       $4,236        $  551,595
                                                                ==========       ======        ==========

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

                                December 31, 2004

                      (In thousands, except per share data)

                                   (Unaudited)


    LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                 Originally                           As
                                                                  reported       Adjustment        restated
                                                                 ----------      ----------        --------
 Current liabilities:
   Current maturities of long-term debt                          $       42        $  -          $       42
   Accounts payable                                                  14,649           -              14,649
   Accrued liabilities                                               23,134           -              23,134
   Accrued environmental costs                                       16,570           -              16,570
   Payable to affiliates                                                391           -                 391
   Income taxes                                                       3,661           -               3,661
   Deferred income taxes                                             23,842           -              23,842
                                                                 ----------        ------        ----------

       Total current liabilities                                     82,289           -              82,289
                                                                 ----------        ------        ----------

 Noncurrent liabilities:
   Long-term debt                                                        85           -                  85
   Accrued pension costs                                              7,968           -               7,968
   Accrued postretirement benefits cost                              10,572           -              10,572
   Accrued environmental costs                                       51,247           -              51,247
   Deferred income taxes                                             45,274           -              45,274
   Other                                                              4,028           -               4,028
                                                                 ----------        ------        ----------

       Total noncurrent liabilities                                 119,174           -             119,174
                                                                 ----------        ------        ----------

 Minority interest                                                   58,404           -              58,404
                                                                 ----------        ------        ----------

 Stockholders' equity:
   Preferred stock, no par value; 5,000
    Shares authorized; none issued                                        -             -                 -
   Common stock, $.125 par value; 150,000
    shares authorized; 66,845 and 48,440
    shares issued                                                     6,054           -               6,054
   Additional paid-in capital                                       417,760           -             417,760
   Retained earnings                                                  6,734         4,236            10,970
   Accumulated other comprehensive income:
     Marketable securities                                           26,783           -              26,783
     Currency translation                                          (136,648)          -            (136,648)
     Pension liabilities                                            (33,191)          -             (33,191)
                                                                 ----------        ------        ----------

       Total stockholders' equity                                   287,492         4,236           291,728
                                                                 ----------        ------        ----------

                                                                 $  547,359        $4,236        $  551,595
                                                                 ==========        ======        ==========

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                          Year ended December 31, 2004

                      (In thousands, except per share data)

                                   (Unaudited)

                                                                          Originally                             As
                                                                           reported      Adjustment           restated
                                                                          ----------     ----------          ----------

Net sales                                                                 $  741,687         $  -            $  741,687
Cost of sales                                                                572,541          -                 572,541
                                                                          ----------       ------            ----------

    Gross margin                                                             169,146            -               169,146

Selling, general and administrative expense                                   94,346            -                94,346
Other operating income (expense):
  Currency transaction gains (losses), net                                       741            -                   741
  Disposition of property and equipment                                           (2)           -                    (2)
  Legal settlement gains, net                                                    552            -                   552
  Other income                                                                 6,953            -                 6,953
  Corporate expense                                                          (17,094)         -                 (17,094)
                                                                           ---------       ------             ---------

    Income from operations                                                    65,950            -                65,950

Equity in earnings of Kronos Worldwide, Inc.                                   9,613            -                 9,613
Other income (expense):
  Trade interest income                                                          493          -                     493
  Interest and dividend income from affiliates                                 7,986          -                   7,986
  Other interest income                                                        1,303          -                   1,303
  Securities transactions, net                                                 2,113          -                   2,113
  Interest expense                                                           (18,305)         -                 (18,305)
                                                                           ---------       ------             ---------

    Income from continuing operations before income taxes and
         minority interest                                                    69,153          -                  69,153

Provision for income taxes (benefit)                                        (291,510)         -                (291,510)
Minority interest                                                            149,596          -                 149,596
                                                                           ---------       ------             ---------

    Income from continuing operations                                        211,067          -                 211,067

Discontinued operations                                                         (684)       4,236                 3,552
                                                                           ---------       ------             ---------

        Net income                                                         $ 210,383       $4,236             $ 214,619
                                                                           =========       ======             =========

                      NL INDUSTRIES, INC. AND SUBSIDIARIES

                          Year ended December 31, 2004

                      (In thousands, except per share data)

                                   (Unaudited)

                                                                        Originally                             As
                                                                         reported                           restated

Basic earnings per share:
  Income from continuing operations                                     $    4.36                           $    4.36
  Discontinued operations                                                    (.01)                                .07
                                                                         --------                            --------

        Net income                                                      $    4.35                           $    4.43
                                                                        =========                           =========

Diluted earnings per share:
  Income from continuing operations                                     $    4.36                           $    4.36
  Discontinued operations                                                    (.01)                                .07
                                                                         --------                            --------

    Net income                                                          $    4.35                           $    4.43
                                                                        =========                           =========

Weighted-average shares used in the calculation
 of net income per share:
  Basic                                                                    48,333                              48,333
  Dilutive impact of stock options                                             86                                  86
                                                                        ---------                           ---------

  Diluted                                                                  48,419                              48,419
                                                                        =========                           =========